UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2026
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001679327
CD 2016-CD1 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541001
Citigroup Global Markets Realty Corp.
(Exact name of sponsor as specified in its charter)

New York	333-206705-05	38-4006896 38-4006897 38-4006904 38-7145168
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 250-2500
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 8 – Other Events.

Item 8.01 Other Events.

Effective as of October 14, 2026, Torchlight Loan Services, LLC (“Torchlight”), a Delaware limited liability company, will act as special servicer for the Prudential Plaza mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “Applicable Non-Serviced Loan Combination”), which is serviced under the pooling and servicing agreement for the COMM 2015-CCRE26 securitization (the “Applicable PSA”), replacing CWCapital Asset Management LLC as special servicer for such non-serviced loan combination.  Torchlight was appointed at the direction of CMBS CCR, LLC, the directing holder under the Applicable PSA.  As special servicer for the Applicable Non-Serviced Loan Combination, Torchlight will be responsible for the servicing and administration of such Applicable Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to such Applicable Non-Serviced Loan Combination when it is not specially serviced.  Servicing of the Applicable Non-Serviced Loan Combination will continue to be governed by the Applicable PSA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ Matt Smith
Matt Smith, Director

Date:  October 14, 2026

/s/ R. Chris Jones
R. Chris Jones, Managing Director

Date:  October 14, 2026